Exhibit 99.1

News Release
Investor Contacts:
KCSA Strategic Communications
Philip Carlson / Brad Nelson
+1 212.896.1233 / +1 212.896.1217
 pcarlson@kcsa.com / bnelson@kcsa.com

MAGNEGAS RECEIVES APPROVAL TO LIST SHARES ON NASDAQ

Trading to Begin Wednesday, August 15th, 2012

TAMPA, FL -- 8/15/12 -- MagneGas Corporation ("MagneGas" or the "Company") (NASDAQ: MNGA), the developer of a technology that converts liquid waste into a hydrogen-based metal working fuel and natural gas alternative, announced today that the Company’s application to list its common stock on the NASDAQ Capital Market has been approved by NASDAQ. The Company will commence trading on the NASDAQ at 9:30 a.m. ET on Wednesday, August 15, 2012 under the symbol “MNGA”.

"We are very excited with the listing of our shares on the NASDAQ, as this represents another significant milestone for MagneGas and is the result of years of scientific, technological and financial efforts to bring forward our technologies,” stated Luisa Ingargiola, CFO of MagneGas Corporation. “We are confident the NASDAQ listing has the potential to broaden our shareholder base, improve liquidity and increase visibility of our accomplishments going forward.”

“The listing of our shares on the NASDAQ signals a significant achievement towards my personal dream to provide America fuel independence via the production of clean burning, cost competitive fuels produced when needed and where needed from local American feedstock such as liquid waste, a technology available now,” stated Dr. Ruggero Santilli, Chairman and Founder of the MagneGas Technologies.

To be added to the MagneGas investor email list, please email pcarlson@kcsa.com with MNGA in the subject line.

The MagneGas iPhone App is now available for free at the Apple App store on the iPhone or at http://bit.ly/AfLYww.

About MagneGas Corporation

Founded in 2007, Tampa-based MagneGas Corporation (MNGA:NASDAQ) is the producer ofMagneGasTM, a natural gas alternative and metal working fuel that can be made from certain industrial, municipal, agricultural and military liquid wastes following the receipt of appropriate governmental permits.

The Company’s patented Plasma Arc FlowTMprocess gasifies liquid waste, creating a clean burning hydrogen based fuel that is essentially interchangeable with natural gas. MagneGasTM can be used for metal working, cooking, heating, powering bi fuel automobiles and more. For more information on MagneGas, please visit the Company’s website at www.magnegas.com.

FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements as defined within Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements relate to future events, including our ability to raise capital, or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects our current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. We assume no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. The Company is currently using new antifreeze, vegetable oil and ethylene glycol to produce fuel until proper permits to process used liquid waste have been obtained.

For a discussion of these risks and uncertainties, please see our filings with the Securities and Exchange Commission. Our public filings with the SEC are available from commercial document retrieval services and at the website maintained by the SEC at http://www.sec.gov.